Exhibit 99.1

AST SpaceMobile Announces Executive Leadership Team for Next Phase of Accelerated Growth

Executive leadership team set to accelerate commercialization and manufacturing efforts to support space-based cellular broadband network build out

MIDLAND, TX, June 25, 2024 – AST SpaceMobile, Inc. (“AST SpaceMobile”) (NASDAQ: ASTS), the company building the first and only space-based cellular broadband network accessible directly by everyday smartphones and is designed for both commercial and government use, today announced a strategic realignment of its executive leadership team including the appointment of Scott Wisniewski, who currently serves as Chief Strategy Officer, to the additional role of President, Shanti Gupta, who currently serves as Chief Accounting Officer, as Chief Operations Officer, and Andrew Johnson, who currently serves as Chief Legal Officer, to the additional role of Chief Financial Officer. The strategic realignment is designed to leverage the proven track record of members of AST SpaceMobile’s existing leadership and position the company for success in its next phase of accelerated growth.

By harnessing the capabilities and experience of members of its existing leadership team, AST SpaceMobile seeks to create an environment where executives can maximize their proven ability to accelerate commercialization, scale operations, and drive financial discipline to achieve the company’s ambitious goals.

Scott Wisniewski, AST SpaceMobile’s Chief Strategy Officer, will be stepping into the additional role of President, leveraging his extensive industry experience to oversee a broader scope encompassing commercialization efforts, product development, and regulatory affairs, in addition to continuing to lead capital markets strategy, corporate development and investor relations. Since joining AST SpaceMobile in March 2021, Wisniewski has driven significant corporate agreements and milestones for the company, including raising over $600 million of capital in the form of equity, convertible notes, and non-dilutive prepayments for the company. With this strategic realignment, he will broaden his focus to include driving revenue and growth and working to ensure the seamless transition from strategy to execution for the AST SpaceMobile network.

Shanti Gupta, currently Chief Accounting Officer, will be promoted to the role of Chief Operating Officer. In addition to his role as Chief Accounting Officer, Gupta has been driving many aspects of the company operations including supply chain, vendor relationships and negotiations, cost optimization, risk management, and information technology. As AST SpaceMobile transitions from technology development to full-scale manufacturing and production, Gupta’s full time focus on operations, institutional knowledge of the business, and leadership will be crucial in enhancing operational excellence, driving cost efficiencies, and making this critical phase of global expansion successful.

Andrew Johnson, AST SpaceMobile’s Chief Legal Officer, will serve in the additional role of Chief Financial Officer. Johnson’s deep understanding of the finance and legal landscape will be invaluable as AST SpaceMobile continues its global expansion. Johnson will oversee all aspects of accounting, reporting, treasury, compliance, risk management, and global legal matters. This expanded role provides strong financial and legal stewardship at full-scale manufacturing and commercialization of the AST SpaceMobile network. Johnson joined AST SpaceMobile in May from 3D Systems Corporation, –a publicly traded provider of 3D printers, where he served in senior roles including EVP, Chief Corporate Development Officer and Chief Legal Officer, Interim President and CEO, and Interim CFO.

“By aligning our executive leadership’s proven strengths with the evolving needs of the company, we believe we are primed for significant progress as we enter the next phase of commercialization,” said Abel Avellan, Founder, Chairman and CEO of AST SpaceMobile. “This strategic realignment is designed to empower each executive to maximize their impact, accelerating our mission of eliminating connectivity gaps and delivering space-based cellular broadband to people everywhere whenever they need it.”

Avellan added, “We are grateful to Sean Wallace, our outgoing Chief Financial Officer, for his leadership and contributions to AST SpaceMobile. His financial expertise was critical as we navigated a period of significant R&D, formation of key strategic partnerships, and validation of our technology, positioning us for rapid acceleration as we transition to commercial execution. We wish him all the best in his future endeavors and appreciate that he will consult for the company for a transition period.”

AST SpaceMobile has more than 3,300 patent and patent-pending claims for its technology and operates state-of-the-art, vertically integrated manufacturing and testing facilities in Midland, Texas, which collectively span 185,000 square feet. The company recently secured strategic investment from AT&T, Verizon, Google and Vodafone, as well as a new contract award with the United States Government through a prime contractor. The company has agreements with more than 45 mobile network operators globally, which have over 2.8 billion existing subscribers in total, including Vodafone Group, Rakuten Mobile, AT&T, Bell Canada, Orange, Telefonica, TIM, Saudi Telecom Company, MTN, Zain KSA, Etisalat, Indosat Ooredoo Hutchison, Telkomsel, Smart Communications, Globe Telecom, Millicom, Smartfren, Telecom Argentina, Telstra, Africell, Liberty Latin America and others. Rakuten, American Tower and Bell Canada are also existing investors in AST SpaceMobile.

About AST SpaceMobile

AST SpaceMobile is building the first and only global cellular broadband network in space to operate directly with standard, unmodified mobile devices, based on our extensive IP and patent portfolio, for both commercial and government use. Our engineers and space scientists are on a mission to eliminate the connectivity gaps faced by today’s five billion mobile subscribers and finally bring broadband to the billions who remain unconnected. For more information, follow AST SpaceMobile on YouTube, X (Formerly Twitter), LinkedIn and Facebook. Watch this video for an overview of the AST SpaceMobile mission.

Forward-Looking Statements

This communication contains “forward-looking statements” that are not historical facts, and involve risks and uncertainties that could cause actual results of AST SpaceMobile to differ materially from those expected and projected. These forward-looking statements can be identified by the use of forward-looking terminology, including the words “believes,” “estimates,” “anticipates,” “expects,” “intends,” “plans,” “may,” “will,” “would,” “potential,” “projects,” “predicts,” “continue,” or “should,” or, in each case, their negative or other variations or comparable terminology.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside AST SpaceMobile’s control and are difficult to predict.

Factors that may cause such differences include, but are not limited to: (i) expectations regarding AST SpaceMobile’s strategies and future financial performance, including AST’s future business plans or objectives, expected functionality of the SpaceMobile Service, anticipated timing of the launch of the Block 1 Bluebird satellites, anticipated demand and acceptance of mobile satellite services, prospective performance and commercial opportunities and competitors, the timing of obtaining regulatory approvals, ability to finance its research and development activities, commercial partnership acquisition and retention, products and services, pricing, marketing plans, operating expenses, market trends, revenues, liquidity, cash flows and uses of cash, capital expenditures, and AST’s ability to invest in growth initiatives; (ii) the negotiation of definitive agreements with mobile network operators relating to the SpaceMobile service that would supersede preliminary agreements and memoranda of understanding and the ability to enter into commercial agreements with other parties or government entities; (iii) the ability of AST SpaceMobile to grow and manage growth profitably and retain its key employees and AST SpaceMobile’s responses to actions of its competitors and its ability to effectively compete; (iv) changes in applicable laws or regulations; (v) the possibility that AST SpaceMobile may be adversely affected by other economic, business, and/or competitive factors; (vi) the outcome of any legal proceedings that may be instituted against AST SpaceMobile; and (vii) other risks and uncertainties indicated in the Company’s filings with the SEC, including those in the Risk Factors section of AST SpaceMobile’s Form 10-K filed with the SEC on April 1, 2024.

AST SpaceMobile cautions that the foregoing list of factors is not exclusive. AST SpaceMobile cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors incorporated by reference into AST SpaceMobile’s Form 10-K filed with the SEC on April 1, 2024. AST SpaceMobile’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, AST SpaceMobile disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Investor Contact:

Scott Wisniewski

investors@ast-science.com

Media Contact:

Allison

Eva Murphy Ryan

917-547-7289

AstSpaceMobile@allisonpr.com